UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2013

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1266 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices) (zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Approval of the Amendment and Restatement of the 2010 Incentive Award Plan

The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, an amendment and restatement of the Company’s 2010 Incentive Award Plan (the “2010 Plan”), which, among other things, increases the number of shares of common stock reserved for issuance pursuant to awards granted thereunder from 3,650,000 to 4,850,000 (the “Award Pool Increase”). According to the final results from the Company’s Annual Meeting of Stockholders held on April 25, 2013 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the 2010 Plan to provide for the Award Pool Increase. The foregoing description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the text of the amended and restated 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 6, 2013:

Proposal No. 1: To elect three members to the Board of Directors to serve a one-year term expiring at the 2014 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Amal M. Johnson	32,214,088	745,078	180,464	3,531,978
Eric H. Halvorson	32,208,114	751,645	179,871	3,531,978
Alan J. Levy, Ph.D.	30,275,875	2,691,716	172,039	3,531,978

Each of the nominees recommended in Proposal No. 1 was elected.

Proposal No. 2: To approve an amendment and restatement of the Company’s 2010 Incentive Award Plan:

For	Against	Abstain	Broker Non-Votes
21,452,739	11,497,490	189,401	3,531,978

Proposal No. 2 was approved.

Proposal No. 3: To approve, by an advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
32,115,643	829,806	194,181	3,531,978

Proposal No. 3 was approved.

Proposal No. 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
36,050,586	440,717	180,305

Proposal No. 4 was approved.

Item 8.01. Other Events.

Appointment of Independent Lead Director.

On April 25, 2013, the Board created the position of Independent Lead Director, an independent director elected annually by the Board’s independent directors to serve in a lead capacity and to perform such duties and responsibilities as the Board may determine. The Board’s independent directors appointed Alan J. Levy, Ph.D. as the Independent Lead Director, effective immediately.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 30, 2013	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer